AXP(R)
         Growth
            Dimensions
                 Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Growth Dimensions Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

American
   Express (R)
Funds

AMERICAN
   EXPRESS(R)

(photo of) Arne H. Carlson
From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,


Arne H. Carlson


CONTENTS

From the Chairman                                      2

Economic and Market Update                             3

Fund Snapshot                                          5

Questions & Answers with Portfolio Management          6

The Fund's Long-term Performance                       9

Investments in Securities                             10

Financial Statements                                  13

Notes to Financial Statements                         16

Independent Auditors' Report                          24

Board Members and Officers                            25

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2  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Economic and Market Update
        FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation
Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.



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3  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.


William F. Truscott

KEY POINTS
-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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4  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Fund Snapshot
        AS OF JULY 31, 2002

PORTFOLIO MANAGER
Portfolio manager    Gordon Fines
Tenure/since              6/26/00
Years in industry              35

FUND OBJECTIVE
For investors seeking long-term capital growth.

Inception dates
A: 6/26/00  B: 6/26/00  C: 6/26/00  Y: 6/26/00

Ticker symbols
A: AXDAX   B: ABGDX  C: AXGDX  Y: --

Total net assets             $214.5 million
Number of holdings         approximately 80

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                     X     LARGE
                           MEDIUM   SIZE
                           SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets
(pie graph)
Common stocks 87.8%
Cash equivalents 12.2%

TOP FIVE SECTORS
Percentage of portfolio assets

Health care                  10.7%

Retail                        8.3

Banks and savings & loans     6.9

Multi-industry conglomerates  6.2

Computer software & services  6.1



TOP TEN HOLDINGS
Percentage of portfolio assets

Microsoft                    3.5%

Citigroup                    3.1

Wal-Mart Stores              2.9

Viacom Cl B                  2.7

3M                           2.6

Dominion Resources           2.5

Bank of America              2.4

Johnson & Johnson            2.4

General Electric             2.4

Pfizer                       2.2

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.


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5  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the  12-month period ended July 31, 2002?

A: Growth stocks were among the hardest hit in what was a very difficult year for equity markets as a whole. In that environment, AXP Growth Dimensions Fund returned -26.18% for the year (Class A shares, excluding sales charges), trailing its benchmark, the S&P 500 Index, which returned -23.63%. By comparison, the Lipper Large-Cap Growth Funds Index returned -27.98% over the same time frame.

Q:  What factors significantly impacted performance?

A: The past year was one where investors faced one challenge after another. It began with the U.S. economy mired in a mild but persistent recession that began in the early months of 2001. Then, the nation was jolted by the events of September 11, 2001. In the immediate aftermath, equity markets dropped dramatically, but managed to recover much of the lost ground in the final three months of 2001. Renewed concerns about the state of corporate profits, much of it stemming from a variety of corporate accounting scandals, began to challenge investor confidence again in 2002. Throughout the rest of the period, stock markets generally declined, with the worst of it coming just prior to the close of the Fund's fiscal year. In this environment, growth stock investors found few places in which to hide, and that was reflected in the Fund's negative performance.

    Early in the period, given evidence that the U.S. economy was ready to recover, we had positioned the portfolio in a number of stocks that should benefit from a cyclical upturn in the economy. While many of these issues, including several previously hard-hit technology stocks, performed well through December 2001, their fortunes quickly declined in the new year, except for a brief recovery in March.

(bar graph)
PERFORMANCE COMPARISON
For the year ended July 31, 2002

  0%
 -5%
-10%
-15%             (bar 2)
-20%    (bar 1)  -23.63%   (bar 3)
-25%    -26.18%            -27.98%
-30%

(bar 1) AXP Growth Dimensions Fund Class A (excluding sales charge) (bar 2) S&P 500 Index (unmanaged)
(bar 3) Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.


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6  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > While the market continues in this transition period, we will maintain a more defensive approach to our stock selection process. As we begin to see signs that corporate profits are on the mend, we will seek to position the Fund to take advantage of the best growth opportunities that exist among large-cap stocks.(end callout quote)

    We did benefit from an effort to diversify the Fund among a broad range of industries, and enjoyed good performance from stocks in the chemical, defense, health care and banking areas prior to the market's major decline in the summer of 2002. However, at that point, nearly all segments of the market lost ground.

Q:  What changes did you make to the portfolio?

A: In recent months, we continued to reduce the Fund's position in technology and telecommunication stocks. These issues seem to be very dependent on a solid rebound in corporate profits, something that is yet to materialize to any satisfactory extent. At the same time, we boosted our holdings in food and beverage stocks and financial services companies. These issues have held up reasonably well in what has been to date a disappointing economic recovery.

AVERAGE ANNUAL TOTAL RETURNS
as of July 31, 2002

At Net Asset
Value (NAV)(1)       Class A       Class B        Class C        Class Y
1 year               -26.18%       -26.74%        -26.74%        -26.45%
5 years                 N/A           N/A            N/A            N/A
10 years                N/A           N/A            N/A            N/A
Since inception      -34.45%(2)    -34.92%(2)     -34.92%(2)     -34.45%(2)

With Sales Charge    Class A       Class B        Class C        Class Y
1 year               -30.43%       -29.67%        -26.74%        -26.45%
5 years                 N/A           N/A            N/A            N/A
10 years                N/A           N/A            N/A            N/A
Since inception      -36.28%(2)    -36.17%(2)     -34.92%(2)     -34.45%(2)

(1) Excluding sales charge.
(2) Inception date was June 26, 2000.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.


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7  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the year ahead?

A: A number of uncertainties are hovering over the market, ranging from the direction and impact of the war on terrorism to concerns about economic weakness to the fear of more disclosures of corporate accounting irregularities. Therefore, we remain cautious about the direction of the markets for the rest of 2002. It is likely that we'll continue to see significant volatility in stock prices and possibly more downside movement before stocks are able to turn the corner. However, at some point, we look for corporate earnings to begin to improve, and that should be reflected in better stock prices in 2003.

Q:  How are you positioning the Fund in light of your outlook?

A: While the market continues in this transition period, we will maintain a more defensive approach to our stock selection process. As we begin to see signs that corporate profits are on the mend, we will seek to position the Fund to take advantage of the best growth opportunities that exist among large-cap stocks. We are also looking to mix in selected mid-cap stocks that offer positive growth prospects. The market's downturn has created an environment where stocks are priced far more attractively than they once were, and this should create solid, long-term opportunities for the Fund.

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8  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Growth Dimensions Fund Class A shares (from 7/1/00 to 7/31/02) as compared to the performance of two widely cited performance indices, Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GROWTH DIMENSIONS FUND

$10,000

$8,000    (solid line)  AXP Growth Dimensions Fund

$4,000    (dotted line) the S&P 500 Index

$2,000    (dashed line) Lipper Large-Cap Growth Funds Index)

$0

      7/1/00   7/00   10/00   1/01   4/01   7/01   10/01  1/02   4/02   7/02

(solid line)  AXP Growth Dimensions Fund Class A $3,889
(dotted line) S&P 500 Index(1) $6,441
(dashed line) Lipper Large-Cap Growth Funds Index(2) $4,629

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Average Annual Total Returns
Class A with Sales Charge as of July 31, 2002
1 year                        -30.43%
5 years                          N/A
10 years                         N/A
Since inception (6/26/00)     -36.28%

Results for other share classes can be found on page 7.

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9  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Investments in Securities
AXP Growth Dimensions Fund

July 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (89.1%)
Issuer                         Shares               Value(a)

Aerospace & defense (1.1%)
Raytheon                       70,000              $2,280,600


Airlines (1.0%)
Southwest Airlines            150,000               2,071,500


Banks and savings & loans (7.0%)
Bank of America                80,000               5,320,000
Fifth Third Bancorp            50,000               3,303,500
U.S. Bancorp                  200,000               4,278,000
Wells Fargo                    40,000               2,034,400
Total                                              14,935,900


Beverages & tobacco (1.6%)
Coca-Cola                      70,000               3,495,800


Chemicals (1.5%)
Praxair                        50,000               2,615,000
Waste Management               25,000                 591,750
Total                                               3,206,750


Communications equipment & services (1.6%)
Motorola                       80,000                 928,000
Nokia ADR Cl A                100,000(c)            1,240,000
Verizon Communications         40,000               1,320,000
Total                                               3,488,000


Computer software & services (6.1%)
Brocade Communications Systems 90,000(b)            1,687,500
Electronic Arts                 5,000(b)              300,900
Intuit                         80,000(b)            3,518,400
Microsoft                     160,000(b)            7,672,000
Total                                              13,178,800


Computers & office equipment (3.9%)
BISYS Group                    20,000(b)              462,000
Cisco Systems                 200,000(b)            2,638,000
Dell Computer                 110,000(b)            2,742,300
Intl Business Machines         35,000               2,464,000
Total                                               8,306,300

Electronics (6.0%)
Applied Materials              90,000(b)            1,338,300
Intel                         130,000               2,442,700
Jabil Circuits                 60,000(b)            1,067,400
KLA-Tencor                     50,000(b)            1,969,500
Maxim Integrated Products      60,000(b)            2,110,800
Texas Instruments             120,000               2,778,000
Xilinx                         60,000(b)            1,151,400
Total                                              12,858,100


Energy (3.9%)
Conoco                        110,000               2,653,200
Kerr-McGee                     60,000               2,806,200
Ocean Energy                  150,000               2,985,000
Total                                               8,444,400


Energy equipment & services (2.7%)
Schlumberger                   50,000               2,146,000
Transocean                    100,000               2,550,000
Weatherford Intl               25,000(b)            1,014,000
Total                                               5,710,000


Financial services (5.4%)
Citigroup                     200,000               6,708,000
Goldman Sachs Group            30,000               2,194,500
Kansas City Southern           50,000(b)              813,000
Lehman Brothers Holdings       30,000               1,701,300
Paychex                         5,400                 142,074
Total                                              11,558,874


Food (0.8%)
General Mills                  40,000               1,658,000

Health care (10.8%)
Amgen                          70,000(b)            3,194,800
Baxter Intl                    50,000               1,995,500
Forest Laboratories            10,000(b)              774,700
Johnson & Johnson             100,000               5,300,000
MedImmune                      80,000(b)            2,379,200
Medtronic                     120,000               4,848,000
Pfizer                        150,000               4,852,500
Total                                              23,344,700


See accompanying notes to investments in securities.

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10  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Issuer                         Shares               Value(a)

Health care services (2.8%)
Anthem                         20,000(b)           $1,357,600
HCA                           100,000               4,700,000
Total                                               6,057,600


Household products (1.2%)
Gillette                       80,000               2,630,400


Industrial equipment & services (1.3%)
Deere & Co                     65,000               2,731,300


Insurance (2.7%)
ACE                            40,000(c)            1,266,800
American Intl Group            50,000               3,196,000
Travelers Property Casualty
   Cl A                        80,000(b)            1,304,000
Total                                               5,766,800


Leisure time & entertainment (4.4%)
AOL Time Warner                50,000(b)              575,000
Harley-Davidson                65,000               3,078,400
Viacom Cl B                   150,000(b)            5,838,000
Total                                               9,491,400


Media (1.6%)
eBay                           20,000(b)            1,141,800
USA Interactive               100,000(b)            2,204,900
Total                                               3,346,700


Metals (0.8%)
Alcan                          60,000(c)            1,668,000


Multi-industry conglomerates (6.2%)
3M                             45,000               5,662,350
Accenture Cl A                 60,000(b,c)            990,000
Cendant                        30,000(b)              414,600
General Electric              160,000               5,152,000
Robert Half Intl               60,000(b)            1,197,000
Total                                              13,415,950

Paper & packaging (1.3%)
Intl Paper                     70,000               2,787,400


Restaurants & lodging (1.4%)
Marriott Intl Cl A             90,000               3,015,000

Retail (8.3%)
Bed Bath & Beyond              20,000(b)              620,000
Best Buy                       45,000(b)            1,480,500
Family Dollar Stores           90,000               2,726,100
Home Depot                     60,000               1,852,800
Kohl's                         10,000(b)              660,000
Target                        130,000               4,335,500
Wal-Mart Stores               130,000               6,393,400
Total                                              18,068,300


Transportation (1.0%)
Norfolk Southern              110,000               2,227,500


Utilities -- electric (2.5%)
Dominion Resources             90,000               5,349,600


Total common stocks
(Cost: $232,946,278)                             $191,093,674


Short-term securities (12.4%)

Issuer                          Annualized            Amount         Value(a)
                               yield on date        payable at
                                of purchase          maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
  08-14-02                          1.71%          $1,600,000       $1,598,942
  08-16-02                          1.72            5,400,000        5,395,884
  09-04-02                          1.71              300,000          299,529
  10-25-02                          1.69            1,500,000        1,494,015
Federal Home Loan Mtge Corp Disc Nts
  09-10-02                          1.71              500,000          499,026
  09-10-02                          1.72            2,000,000        1,996,094
  09-24-02                          1.69              400,000          398,967
Federal Natl Mtge Assn Disc Nts
  08-05-02                          1.85            4,400,000        4,398,972
  08-08-02                          1.84              900,000          899,671
  08-28-02                          1.70            2,200,000        2,197,091
  09-11-02                          1.71            5,700,000        5,689,251
  09-25-02                          1.72            1,800,000        1,795,527


Total short-term securities
(Cost: $26,663,085                                                 $26,662,969


Total investments in securities
(Cost: $259,609,363)(d)                                           $217,756,643


See accompanying notes to investments in securities.

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11  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 2.4% of net assets.

(d) At July 31, 2002, the cost of securities for federal income tax purposes was $264,466,347 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $  3,965,357
     Unrealized depreciation                         (50,675,061)
                                                     -----------
     Net unrealized depreciation                    $(46,709,704)
                                                    ------------

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12  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Dimensions Fund
July 31, 2002

Assets
Investments in securities, at value (Note 1)
   (identified cost $259,609,363)                                 $ 217,756,643
Cash in bank on demand deposit                                          317,890
Capital shares receivable                                                 1,227
Dividends and accrued interest receivable                                93,350
                                                                         ------
Total assets                                                        218,169,110
                                                                    -----------

Liabilities
Capital shares payable                                                    2,255
Payable for investment securities purchased                           3,179,515
Accrued investment management services fee                              384,919
Accrued distribution fee                                                  2,954
Accrued transfer agency fee                                               1,851
Accrued administrative services fee                                         188
Other accrued expenses                                                   94,663
                                                                         ------
Total liabilities                                                     3,666,345
                                                                      ---------
Net assets applicable to outstanding capital stock                $ 214,502,765
                                                                  =============

Represented by
Capital stock -- $.01 par value (Note 1)                          $   1,063,882
Additional paid-in capital                                          475,093,831
Accumulated net realized gain (loss) (Note 5)                      (219,802,228)
Unrealized appreciation (depreciation) on investments               (41,852,720)
                                                                    -----------
Total -- representing net assets applicable
   to outstanding capital stock                                   $ 214,502,765
                                                                  =============
Net assets applicable to outstanding shares:
                 Class A                                          $ 142,018,483
                 Class B                                          $  68,131,351
                 Class C                                          $   4,327,935
                 Class Y                                          $      24,996
Net asset value per share of
   outstanding capital stock:
                 Class A shares                   70,056,047      $        2.03
                 Class B shares                   34,150,784      $        2.00
                 Class C shares                    2,169,032      $        2.00
                 Class Y shares                       12,296      $        2.03
                                                      ------      -------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Statement of operations

AXP Growth Dimensions Fund


Year ended July 31, 2002

Investment income

Income:
Dividends                                                      $   2,210,949
Interest                                                             450,607
   Less foreign taxes withheld                                       (14,154)
                                                                     -------
Total income                                                       2,647,402
                                                                   ---------
Expenses (Note 2):
Investment management services fee                                 1,359,595
Distribution fee
   Class A                                                           484,696
   Class B                                                           931,520
   Class C                                                            53,468
Transfer agency fee                                                  756,361
Incremental transfer agency fee
   Class A                                                            54,302
   Class B                                                            47,609
   Class C                                                             3,629
Service fee -- Class Y                                                    31
Administrative services fees and expenses                             91,486
Compensation of board members                                         11,706
Custodian fees                                                        30,065
Printing and postage                                                  60,244
Registration fees                                                     84,828
Audit fees                                                            15,250
Other                                                                  3,790
                                                                       -----
Total expenses                                                     3,988,580
   Earnings credits on cash balances (Note 2)                         (8,040)
                                                                      ------
Total net expenses                                                 3,980,540
                                                                   ---------
Investment income (loss) -- net                                   (1,333,138)
                                                                  ----------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on security transactions (Note 3)      (115,630,156)
Net change in unrealized appreciation
   (depreciation) on investments                                  30,045,770
                                                                  ----------
Net gain (loss) on investments                                   (85,584,386)
                                                                 -----------
Net increase (decrease) in net assets
   resulting from operations                                   $ (86,917,524)
                                                               =============
See accompanying notes to financial statements.


--------------------------------------------------------------------------------

14  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Statements of changes in net assets

AXP Growth Dimensions Fund

Year ended July 31,                                                         2002              2001

Operations and distributions

Investment  income (loss) -- net                                        $  (1,333,138)   $  (1,178,432)
Net realized gain (loss) on  investments                                 (115,630,156)    (104,093,286)
Net  change in  unrealized appreciation  (depreciation) on  investments    30,045,770      (70,556,768)
                                                                           ----------      -----------
Net increase (decrease) in net assets  resulting  from  operations        (86,917,524)    (175,828,486)
                                                                          -----------     ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      --          (15,831)
      Class Y                                                                      --               (1)
                                                                                -----               --
Total distributions                                                                --          (15,832)
                                                                                -----          -------

Capital share transactions (Note 4)

Proceeds from sales
   Class A shares (Note 2)                                                 60,095,890      391,327,318
   Class B shares                                                          29,255,612      181,122,125
   Class C shares                                                           1,991,039        9,103,911
   Class Y shares                                                                  --           97,543
Reinvestment of distributions at net asset value
   Class A shares                                                                  --           15,759
Payments for redemptions
   Class A shares                                                         (93,339,189)     (64,849,858)
   Class B shares (Note 2)                                                (41,489,853)     (27,010,710)
   Class C shares (Note 2)                                                 (1,923,169)      (1,044,602)
   Class Y shares                                                              (7,084)         (30,799)
                                                                               ------          -------
Increase (decrease) in net assets from capital share transactions         (45,416,754)     488,730,687
                                                                          -----------      -----------
Total increase (decrease) in net assets                                  (132,334,278)     312,886,369
Net assets at beginning of year                                           346,837,043       33,950,674
                                                                          -----------       ----------
Net assets at end of year                                               $ 214,502,765    $ 346,837,043
                                                                        =============    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Growth Dimensions Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP New Dimensions Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP New Dimensions Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities showing potential for significant growth.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,333,138 resulting in a net reclassification adjustment to decrease paid-in capital by $1,333,138.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31                    2002         2001

Class A Distributions paid from:
   Ordinary income                     $--        $15,831
   Long-term capital gain               --             --

Class B Distributions paid from:
   Ordinary income                      --             --
   Long-term capital gain               --             --

Class C Distributions paid from:
   Ordinary income                      --             --
   Long-term capital gain               --             --

Class Y Distributions paid from:
   Ordinary income                      --              1
   Long-term capital gain               --             --

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $          --
Accumulated gain (loss)                                   $(214,945,244)
Unrealized appreciation (depreciation)                    $ (46,709,704)


--------------------------------------------------------------------------------
18  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually based on the combined net assets of the Fund and AXP New Dimensions Fund. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $130,660 for the year ended July 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
19  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $747,086 for Class A, $192,147 for Class B and $2,374 for Class C for the year ended July 31, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until July 31, 2003. Under this agreement, total expenses will not exceed 1.15% for Class A, 1.91% for Class B, 1.91% for Class C and 0.99% for Class Y. For the year ended July 31, 2002, the waiver was not invoked since the Fund's expenses were below the cap amount.

During the year ended July 31, 2002, the Fund's custodian and transfer agency fees were reduced by $8,040 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $187,857,606 and $235,159,368, respectively, for the year ended July 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $36,777 for the year ended July 31, 2002.

Income from securities lending amounted to $7,855 for the year ended July 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                     Year ended July 31, 2002
                                           Class A         Class B       Class C      Class Y
Sold                                      24,351,907     11,984,110      819,992          --
Issued for reinvested distributions               --             --           --          --
Redeemed                                 (38,649,187)   (17,638,451)    (809,472)     (2,813)
                                         -----------    -----------     --------      ------
Net increase (decrease)                  (14,297,280)    (5,654,341)      10,520      (2,813)
                                         -----------     ----------       ------      ------

                                                     Year ended July 31, 2001
                                            Class A       Class B       Class C      Class Y
Sold                                     100,323,533    46,329,228     2,304,048      22,229
Issued for reinvested distributions            4,529            --            --          --
Redeemed                                 (20,463,920)   (8,824,909)     (321,927)     (8,116)
                                         -----------    ----------     --------       ------
Net increase (decrease)                   79,864,142    37,504,319     1,982,121      14,113
                                          ----------    ----------     ---------      ------


--------------------------------------------------------------------------------
20  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $214,945,244 as of July 31, 2002, that will expire in 2008 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


6. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2002.


7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended July 31,                                    2002               2001             2000(b)
Net asset value, beginning of period                           $2.75             $ 4.87            $4.92
                                                               -----             ------            -----
Income from investment operations:
Net investment income (loss)                                    (.01)              (.01)              --
Net gains (losses) (both realized and unrealized)               (.71)             (2.11)            (.05)
                                                                ----              -----             ----
Total from investment operations                                (.72)             (2.12)            (.05)
                                                                ----              -----             ----
Net asset value, end of period                                 $2.03             $ 2.75            $4.87
                                                               -----             ------            -----

Ratios/supplemental data

Net assets, end of period (in millions)                         $142               $232              $22
Ratio of expenses to average daily net assets(c)               1.10%              1.12%(d)         1.10%(d,h)
Ratio of net investment income (loss)
   to average daily net assets                                 (.20%)             (.16%)            .37%(h)
Portfolio turnover rate (excluding short-term securities)        69%                67%               2%
Total return(i)                                              (26.18%)           (43.53%)          (1.02%)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
21  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended July 31,                                    2002               2001             2000(b)
Net asset value, beginning of period                           $2.73             $ 4.87            $4.92
                                                               -----             ------            -----
Income from investment operations:
Net investment income (loss)                                    (.03)              (.02)              --
Net gains (losses) (both realized and unrealized)               (.70)             (2.12)            (.05)
                                                                ----              -----             ----
Total from investment operations                                (.73)             (2.14)            (.05)
                                                                ----              -----             ----
Net asset value, end of period                                 $2.00             $ 2.73            $4.87
                                                               -----             ------            -----

Ratios/supplemental data
Net assets, end of period (in millions)                          $68               $109              $11
Ratio of expenses to average daily net assets(c)               1.88%              1.89%(e)         1.91%(e,h)
Ratio of net investment income (loss)
   to average daily net assets                                 (.97%)             (.92%)           (.48%)(h)
Portfolio turnover rate (excluding short-term securities)        69%                67%               2%
Total return(i)                                              (26.74%)           (43.94%)          (1.02%)


Class C

Per share income and capital changes(a)

Fiscal period ended July 31,                                    2002               2001             2000(b)
Net asset value, beginning of period                           $2.73             $ 4.87            $4.92
                                                               -----             ------            -----
Income from investment operations:
Net investment income (loss)                                    (.03)              (.02)              --
Net gains (losses) (both realized and unrealized)               (.70)             (2.12)            (.05)
                                                                ----              -----             ----
Total from investment operations                                (.73)             (2.14)            (.05)
                                                                ----              -----             ----
Net asset value, end of period                                 $2.00             $ 2.73            $4.87
                                                               -----             ------            -----

Ratios/supplemental data

Net assets, end of period (in millions)                           $4                 $6               $1
Ratio of expenses to average daily net assets(c)               1.88%              1.89%(f)         1.91%(f,h)
Ratio of net investment income (loss)
   to average daily net assets                                 (.97%)             (.94%)           (.48%)(h)
Portfolio turnover rate (excluding short-term securities)        69%                67%               2%
Total return(i)                                              (26.74%)           (43.94%)          (1.02%)

See accompanying notes to financial highlights.



--------------------------------------------------------------------------------
22  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Class Y

Per share income and capital changes(a)

Fiscal period ended July 31,                                    2002               2001             2000(b)
Net asset value, beginning of period                           $2.76            $  4.88            $4.92
                                                               -----            -------            -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)               (.73)             (2.12)            (.04)
                                                                ----              -----             ----
Net asset value, end of period                                 $2.03            $  2.76            $4.88
                                                               -----            -------            -----

Ratios/supplemental data

Net assets, end of period (in millions)                          $--                $--              $--
Ratio of expenses to average daily net assets(c)                .94%              0.95%(g)          .81%(g,h)
Ratio of net investment income (loss)
   to average daily net assets                                  .01%              (.03%)            .58%(h)
Portfolio turnover rate (excluding short-term securities)        69%                67%               2%
Total return(i)                                              (26.45%)           (43.44%)           (.81%)


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to July 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.16% and 2.32% for the periods ended 2001 and 2000, respectively.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.92% and 3.40% for the periods ended 2001 and 2000, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.92% and 3.40% for the periods ended 2001 and 2000, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.00% and 2.12% for the periods ended 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Independent Auditors' Report


THE BOARD AND SHAREHOLDERS

AXP NEW DIMENSIONS FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Growth Dimensions Fund (a series of AXP New Dimensions Fund, Inc.) as of July 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2002 and the financial highlights for each of the years in the two-year period ended July 31, 2002 and for the period from June 26, 2000 (when shares became publicly available) to July 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Growth Dimensions Fund as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

September 6, 2002



--------------------------------------------------------------------------------
24  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Board Members and Officers
Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

---------------------------- ------------------------ ------------------- ------------------

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

H. Brewster Atwater, Jr.     Board member             Retired chair and
4900 IDS Tower               since 1996               chief executive
Minneapolis, MN 55402                                 officer, General
Born in 1931                                          Mills, Inc.
                                                      (consumer foods)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Arne H. Carlson              Chair of the Board       Chair, Board
901 S. Marquette Ave.        since 1999               Services
Minneapolis, MN 55402                                 Corporation
Born in 1934                                          (provides
                                                      administrative
                                                      services to
                                                      boards), former
                                                      Governor of
                                                      Minnesota
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Lynne V. Cheney              Board member since 1994  Distinguished       The Reader's
American Enterprise                                   Fellow, AEI         Digest
Institute                                                                 Association Inc.
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Livio D. DeSimone            Board member             Retired chair of    Cargill,
30 Seventh Street East       since 2001               the board and       Incorporated
Suite 3050                                            chief executive     (commodity
St. Paul, MN 55101-4901                               officer,            merchants and
Born in 1936                                          Minnesota Mining    processors),
                                                      and Manufacturing   Target
                                                      (3M)                Corporation
                                                                          (department
                                                                          stores), General
                                                                          Mills, Inc.
                                                                          (consumer
                                                                          foods), Vulcan
                                                                          Materials
                                                                          Company
                                                                          (construction
                                                                          materials/chemicals),
                                                                          Milliken &
                                                                          Company
                                                                          (textiles and
                                                                          chemicals) and
                                                                          Nexia
                                                                          Biotechnologies,
                                                                          Inc.
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Ira D. Hall                  Board member             Private investor;   Imagistics
Texaco, Inc.                 since 2001               formerly with       International,
2000 Westchester Avenue                               Texaco Inc.,        Inc. (office
White Plains, NY 10650                                treasurer,          equipment),
Born in 1944                                          1999-2001 and       Reynolds &
                                                      general manager,    Reynolds Company
                                                      alliance            (information
                                                      management          services), TECO
                                                      operations,         Energy, Inc.
                                                      1998-1999. Prior    (energy holding
                                                      to that,            company),  The
                                                      director,           Williams
                                                      International       Companies, Inc.
                                                      Operations IBM      (energy
                                                      Corp.               distribution
                                                                          company)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Heinz F. Hutter              Board member             Retired president
P.O. Box 2187                since 1994               and chief
Minneapolis, MN 55402                                 operating
Born in 1929                                          officer, Cargill,
                                                      Incorporated
                                                      (commodity
                                                      merchants and
                                                      processors)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Anne P. Jones                Board member             Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985               consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- ------------------------ ------------------- ------------------



--------------------------------------------------------------------------------
25  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

Independent Board Members (continued)

---------------------------- ------------------------ ------------------- ------------------

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Stephen R. Lewis, Jr.        Board member             Retired president
901 S. Marquette Ave.        since 2002               and professor of
Minneapolis, MN 55402                                 economics,
Born in 1939                                          Carleton College
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

William R. Pearce            Board member             RII Weyerhaeuser
2050 One Financial Plaza     since 1980               World Timberfund,
Minneapolis, MN 55402                                 L.P. (develops
Born in 1927                                          timber resources)
                                                      - management
                                                      committee; former
                                                      chair, American
                                                      Express Funds
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Alan G. Quasha               Board member             President,          Compagnie
720 Fifth Avenue             since 2002               Quadrant            Financiere
New York, NY 10019                                    Management, Inc.    Richemont AG
Born in 1949                                          (management of      (luxury goods)
                                                      private equities)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Alan K. Simpson              Board member             Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997               United States       (bio-pharmaceuticals)
Cody, WY 82414                                        Senator for
Born in 1931                                          Wyoming
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

C. Angus Wurtele             Board member             Retired chair of    Bemis
4900 IDS Tower               since 1994               the board and       Corporation
Minneapolis, MN 55402                                 chief executive     (packaging)
Born in 1934                                          officer,
                                                      The Valspar
                                                      Corporation
---------------------------- ------------------------ ------------------- ------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

---------------------------- ------------------------ ------------------- ------------------

Name,                        Position held with       Principal           Other
address,                     Registrant and length    occupations         directorships
age                          of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

David R. Hubers              Board member             Retired chief       Chronimed Inc.
50643 AXP Financial Center   since 1993               executive officer   (specialty
Minneapolis, MN 55474                                 and director of     pharmaceutical
Born in 1943                                          AEFC                distribution),
                                                                          RTW Inc.
                                                                          (manages workers
                                                                          compensation
                                                                          programs),
                                                                          Lawson Software,
                                                                          Inc. (technology
                                                                          based business
                                                                          applications)
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

John R. Thomas               Board member             Senior vice
50652 AXP Financial Center   since 1987,              president -
Minneapolis, MN 55474        president                information and
Born in 1937                 since 1997               technology of AEFC
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

William F. Truscott          Board member             Senior vice
53600 AXP Financial Center   since 2001,              president - chief
Minneapolis, MN 55474        vice president           investment
Born in 1960                 since 2002               officer of AEFC;
                                                      former chief
                                                      investment
                                                      officer and
                                                      managing
                                                      director, Zurich
                                                      Scudder
                                                      Investments
---------------------------- ------------------------ ------------------- ------------------


--------------------------------------------------------------------------------
26  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:


Other Officers

---------------------------- ------------------------ ------------------- ------------------

Name, address, age           Position held with       Principal           Other
                             Registrant and length    occupations         directorships
                             of service               during past five
                                                      years
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Jeffrey P. Fox               Treasurer                Vice president -
50005 AXP Financial Center   since 2002               investment
Minneapolis, MN 55474                                 accounting, AEFC,
Born in 1955                                          since 2002;  vice
                                                      president -
                                                      finance,
                                                      American Express
                                                      Company, 2000-2002;
                                                      vice president -
                                                       corporate
                                                      controller,
                                                      AEFC, 1996-2000
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Leslie L. Ogg                Vice president,          President of
901 S. Marquette Ave.        general counsel          Board Services
Minneapolis, MN 55402        and secretary            Corporation
Born in 1938                 since 1978
---------------------------- ------------------------ ------------------- ------------------
---------------------------- ------------------------ ------------------- ------------------

Stephen W. Roszell           Vice president           Senior vice
50239 AXP Financial Center   since 2002               president -
Minneapolis, MN 55474                                 institutional
Born in 1949                                          group of AEFC
---------------------------- ------------------------ ------------------- ------------------


The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.



--------------------------------------------------------------------------------
27  --   AXP GROWTH DIMENSIONS FUND  --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging  Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified  Equity  Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental  Value Fund
AXP Partners International  Select  Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt  Income  Funds
AXP Bond Fund
AXP Cash  Management  Fund**
AXP Extra  Income Fund
AXP Federal  Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State  Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money  Fund**
AXP U.S.  Government  Mortgage  Fund

Sector  Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund


These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

*    Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(9/02)

AXP Growth Dimensions Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com


American
   Express(R)
Funds

AMERICAN
   EXPRESS (R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6004 E (9/02)